Trust for Advised Portfolios
Supplement dated September 26, 2022
to the Statement of Additional Information
dated January 31, 2022, as previously supplemented for the
Regan Total Return Income Fund

Consistent with a planned retirement previously communicated to the Board of Trustees of Trust for Advised Portfolios, John C. Chrystal resigned from the Board of Trustees effective as of the close of business on August 26, 2022. Accordingly, all references and information pertaining to Mr. Chrystal are hereby removed.

Please retain this supplement with your Statement of Additional Information for future reference.